Exhibit 10.1

FORM OF LOCK-UP AGREEMENT

[           ], [        ]

Lifeward Ltd.
200 Donald Lynch Blvd.
Marlborough, MA 01752
Attn:        William Mark Grant; Almog Adar
Email:      mark.grant@golifeward.com; almog.adar@golifeward.com

Ladies and Gentlemen:

The undersigned signatory of this lock-up agreement (this “Lock-Up Agreement’’) understands that Lifeward Ltd., a company limited by shares organized under the laws of the State of Israel (“Parent”), is entering into a Share Purchase Agreement, dated as of [             ], 2025 (as the same may be amended from time to time, the “Purchase Agreement’’) with Oratech Pharma, Inc., a Delaware corporation (the “Company”) and Oramed Pharmaceuticals Inc., a Delaware corporation (the “Seller”). Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Purchase Agreement.

As a condition and inducement to each of the parties to enter into the Purchase Agreement and to consummate the transactions contemplated thereby, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned hereby irrevocably agrees that, subject to the exceptions set forth herein, without the prior written consent of Parent, the undersigned will not, during the period commencing upon the Closing and ending on the date that is 120 days after the Closing Date (the “Restricted Period”):

(1)          offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Parent Ordinary Shares or any securities convertible into or exercisable or exchangeable for shares of Parent Ordinary Shares (including without limitation, shares of Parent Ordinary Shares or such other securities of Parent which may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the SEC and securities of Parent which may be issued upon exercise or vesting, as applicable, of a stock option or warrant or settlement of a restricted stock unit or restricted stock award and Parent Ordinary Shares or such other securities to be issued to the undersigned in connection with the Purchase Agreement, in each case, that are currently or hereafter owned of record or beneficially (including holding as a custodian)) by the undersigned, except as set forth below (collectively, the “Undersigned’s Shares”);

(2)          enter into any swap, short sale, hedge or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Undersigned’s Shares regardless of whether any such transaction described in clause (1) above or this clause (2) is to be settled by delivery of shares of Parent Ordinary Shares or other securities, in cash or otherwise;

(3)          make any demand for, or exercise any right with respect to, the registration of any shares of Parent Ordinary Shares or any security convertible into or exercisable or exchangeable for shares of Parent Ordinary Shares (other than such rights set forth in the Purchase Agreement); or

(4)          except for any support agreement entered into as of the date hereof by the undersigned with Parent and the Company, grant any proxies or powers of attorney with respect to any Parent Ordinary Shares, deposit any Parent Ordinary Shares into a voting trust or enter into a voting agreement or similar arrangement or commitment with respect to any Parent Ordinary Shares; or

(5)          publicly disclose the intention to do any of the foregoing.

The restrictions and obligations contemplated by this Lock-Up Agreement shall not apply to:

(a)          transfers of the Undersigned’s Shares:

(i)          (A) to any person related to the undersigned (or to an ultimate beneficial owner of the undersigned) by blood or adoption who is an immediate family member of the undersigned, or by marriage or domestic partnership (a “Family Member”), or to a trust formed for the benefit of the undersigned or any of the undersigned’s Family Members, (B) to the undersigned’s estate, following the death of the undersigned, by will, intestacy or other operation of Law, (C) as a bona fide gift or a charitable contribution, as such term is described in Section 501(c)(3) of the Code, or otherwise to a trust or other entity for the direct or indirect benefit of an immediate family member of a beneficial owner (as defined in Rule 13d-3 of the Exchange Act) of the Undersigned’s Shares (D) by operation of Law, such as pursuant to a qualified domestic order or in connection with a divorce settlement or (E) to any partnership, corporation, limited liability company or other entity, in each case, the beneficial ownership interests of all of which are held by or otherwise under common control (via beneficial ownership, contract or otherwise) with the undersigned or a Family Member of the undersigned;

(ii)          if the undersigned is a corporation, partnership, limited liability company or other entity, (A) to another corporation, partnership, limited liability company or other entity that is a direct or indirect affiliate (as defined under Rule 12b-2 of the Exchange Act) of the undersigned, including investment funds or other entities that controls or manages, is under common control or management with, or is controlled or managed by, the undersigned (including, for the avoidance of doubt, where the undersigned is a partnership, to its general partner or a successor partnership or fund, or any other funds managed by such partnership), (B) as a distribution or dividend to equity holders, current or former partners, members, stockholders or managers (or to the estates of any of the foregoing), as applicable, of the undersigned (including upon the liquidation and dissolution of the undersigned pursuant to a plan of liquidation approved by the undersigned’s equity holders), (C) as a bona fide gift or a charitable contribution, as such term is described in Section 501(c)(3) of the Code, or otherwise to a trust or other entity for the direct or indirect benefit of an immediate family member of a beneficial owner (as defined in Rule 13d-3 of the Exchange Act) of the Undersigned’s Shares, (D) transfers or dispositions not involving a change in beneficial ownership or (E) with prior written consent of Parent (as constituted following the Closing); or

(iii)          if the undersigned is a trust, to any grantors or beneficiaries of the trust;

provided that, in the case of any transfer or distribution pursuant to this clause (a), such transfer is not for value (other than transfers pursuant to clauses (a)(i)(A), (a)(i)(E) or (a)(ii)(A) hereto) and each donee, heir, beneficiary or other transferee or distributee shall sign and deliver to Parent a lock-up agreement in the form of this Lock-Up Agreement with respect to the shares of Parent Ordinary Shares or such other securities that have been so transferred or distributed and if a filing pursuant to Section 16(a) of the Exchange Act is required, such filing shall describe the nature of the transfer or distribution;

(b)          the exercise of an option to purchase shares of Parent Ordinary Shares (including a net or cashless exercise of an option to purchase shares of Parent Ordinary Shares), and any related transfer of shares of Parent Ordinary Shares to Parent for the purpose of paying the exercise price of such options or for paying taxes (including estimated taxes) due as a result of the exercise of such options or for paying taxes (including estimated taxes) due as a result of the exercise of such options; provided that, for the avoidance of doubt, the underlying shares of Parent Ordinary Shares shall continue to be subject to the restrictions on transfer set forth in this Lock-Up Agreement;

(c)          transfers to Parent in connection with the net settlement of any other equity award that represents the right to receive in the future shares of Parent Ordinary Shares, settled in shares of Parent Ordinary Shares, to pay any tax withholding obligations; provided that, for the avoidance of doubt, the underlying shares of Parent Ordinary Shares shall continue to be subject to the restrictions on transfer set forth in this Lock-Up Agreement;

(d)          the establishment of a trading plan pursuant to Rule 10b5-l under the Exchange Act for the transfer of shares of Parent Ordinary Shares; provided that such plan does not provide for any transfers of shares of Parent Ordinary Shares during the Restricted Period;

(e)          the disposition (including a forfeiture or repurchase) to Parent of any shares of restricted stock granted pursuant to the terms of any employee benefit plan or restricted stock purchase agreement;

(f)          the transfer or disposition of Parent Ordinary Shares in connection with the vesting of restricted stock units, so long as such sale is effected pursuant to Parent’s sell to cover policy solely in an amount sufficient to cover the tax withholdings or remittance payments due as a result of the vesting of such restricted stock units; provided that (1) any filing under Section 16(a) of the Exchange Act shall indicate in the footnotes thereto that the filing relates to the applicable circumstances described in this clause and (2) the undersigned does not otherwise voluntarily effect any public filing or report in connection with such transfer;

(g)          transfers, distributions, sales or other transactions by the undersigned of shares of Parent Ordinary Shares purchased by the undersigned on the open market or in a public offering by Parent, in each case following the date of the Closing;

(h)          transfers pursuant to a bona-fide third party tender offer, merger, consolidation or other similar transaction made to all holders of Parent’s capital stock involving a change of control of Parent, provided that in the event that such tender offer, merger, consolidation or other such transaction is not completed, the Undersigned’s Shares shall remain subject to the restrictions contained in this Lock-Up Agreement;

(i)          transfers pursuant to an order of a court or regulatory agency; or

(j)          transfers, distributions, sales or other transactions with the prior written consent of Parent (as constituted following the Closing);

provided, that, with respect to each of (b), (c), and (d) above, no filing by any party (including any donor, donee, transferor, transferee, distributor or distributee) under Section 16 of the Exchange Act or other public announcement shall be made voluntarily reporting a reduction in beneficial ownership of shares of Parent Ordinary Shares or any securities convertible into or exercisable or exchangeable for Parent Ordinary Shares in connection with such transfer or disposition during the Restricted Period (other than any exit filings) and if any filings under Section 16(a) of the Exchange Act, or other public filing, report or announcement reporting a reduction in beneficial ownership of shares of Parent Ordinary Shares in connection with such transfer or distribution, shall be legally required during the Restricted Period, such filing, report or announcement shall clearly indicate in the footnotes therein, in reasonable detail, a description of the circumstances of the transfer and that the shares remain subject to this Lock-Up Agreement.

For purposes of this Lock-Up Agreement, “change of control” shall mean the transfer (whether by tender offer, merger, consolidation or other similar transaction), in one transaction or a series of related transactions to a person or group of affiliated persons, of the Parent’s voting securities if, after such transfer, the Parent’s stockholders as of immediately prior to such transfer do not hold a majority of the outstanding voting securities of the Parent (or the surviving entity).

Any attempted transfer in violation of this Lock-Up Agreement will be of no effect and null and void, regardless of whether the purported transferee has any actual or constructive knowledge of the transfer restrictions set forth in this Lock-Up Agreement, and will not be recorded on the share register of Parent. In furtherance of the foregoing, the undersigned agrees that Parent and any duly appointed transfer agent for the registration or transfer of the securities described herein are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Lock-Up Agreement. Parent may cause the legend set forth below, or a legend substantially equivalent thereto, to be placed upon any certificate(s) or other documents, ledgers or instruments evidencing the undersigned’s ownership of Parent Ordinary Shares:

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO AND MAY ONLY BE TRANSFERRED IN COMPLIANCE WITH A LOCK-UP AGREEMENT, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF PARENT.

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Agreement, and that upon request, the undersigned will execute any additional documents reasonably necessary to ensure the validity or enforcement of this Lock-Up Agreement. All authority herein conferred or agreed to be conferred and any obligations of the undersigned shall be binding upon the successors, assigns, heirs or personal representatives of the undersigned.

The undersigned understands that if the Purchase Agreement is terminated for any reason, the undersigned shall be released from all obligations under this Lock-Up Agreement. The undersigned understands that Parent and the Company are proceeding with the transactions contemplated by the Purchase Agreement in reliance upon this Lock-Up Agreement.

Any and all remedies herein expressly conferred upon Parent or the Company will be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by Law or equity, and the exercise by Parent or the Company of any one remedy will not preclude the exercise of any other remedy. The undersigned agrees that irreparable damage for which monetary damages, even if available, would not be an adequate remedy, would occur to Parent and/or the Company in the event that any provision of this Lock-Up Agreement was not performed in accordance with its specific terms or were otherwise breached. It is accordingly agreed that Parent and/or the Company shall be entitled to an injunction or injunctions to prevent breaches of this Lock-Up Agreement and to enforce specifically the terms and provisions hereof in any court of the United States or any state having jurisdiction, this being in addition to any other remedy to which Parent or the Company is entitled at Law or in equity, and the undersigned waives any bond, surety or other security that might be required of Parent or the Company with respect thereto. Each of the parties further agrees that it will not oppose the granting of an injunction, specific performance or other equitable relief on the basis that any other party has an adequate remedy at law or that any award of specific performance is not an appropriate remedy for any reason at law or in equity.

Upon the release of any of the Undersigned’s Shares from this Lock-Up Agreement, Parent will facilitate the timely preparation and delivery of certificates or the establishment of book-entry positions at Parent’s transfer agent representing the Undersigned’s Shares without the restrictive legend above or the withdrawal of any stop transfer instructions.

This Lock-Up Agreement and any claim, controversy or dispute arising under or related to this Lock-Up Agreement shall be governed by and construed in accordance with the Laws of the State of Delaware, without regard to the conflict of Laws principles thereof. In any action or proceeding between any of the parties arising out of or relating to this Lock-Up Agreement, each of the parties: (i) irrevocably and unconditionally consents and submits to the exclusive jurisdiction and venue of the state court of Delaware or, to the extent such court does not have subject matter jurisdiction, any federal court of Delaware, (ii) agrees that all claims in respect of such action or proceeding shall be heard and determined exclusively in accordance with foregoing clause (i) of this paragraph, (iii) waives any objection to laying venue in any such action or proceeding in such courts, (iv) waives any objection that such courts are an inconvenient forum or do not have jurisdiction over any party and (v) irrevocably and unconditionally waives the right to trial by jury. This Lock-Up Agreement constitutes the entire agreement between the parties to this Lock-Up Agreement and supersedes all other prior agreements, arrangements and understandings, both written and oral, among the parties with respect to the subject matter hereof.

This Lock-Up Agreement may be executed in several counterparts, each of which shall be deemed an original and all of which shall constitute one and the same instrument. The exchange of a fully executed Lock-Up Agreement (in counterparts or otherwise) by Parent, the Company and the undersigned by electronic transmission in .pdf format shall be sufficient to bind such parties to the terms and conditions of this Lock-Up Agreement.

[SIGNATURE PAGE FOLLOWS]

The undersigned understands that this Lock-Up Agreement is irrevocable and shall be binding upon the undersigned and the heirs, personal representatives, successors and assigns of the undersigned.

Very truly yours, Print Name of Stockholder: Signature (for individuals): Signature (for entities): By: Name: Title:

[Signature Page to Lock-Up Agreement]

Accepted and Agreed
by LIFEWARD LTD.

By:
      Name:
      Title:

Accepted and Agreed
by ORATECH PHARMA, INC.

By:
      Name:
      Title:

[Signature Page to Lock-Up Agreement]